UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2023

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TPCO Holding Corp.
(Exact name of registrant as specified in its charter)

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British Columbia, Canada	0-56348	98-1566338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Leigh Avenue, San Jose, California	95125
(Address of principal executive offices)	(Zip Code)

(669) 279-5390

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2023, TPCO Holding Corp. (the “Company”) entered into a third amendment to the letter agreement (the “Third Amendment to the Employment Agreement”) with Mike Batesole, the Company’s Chief Financial Officer, relating to the terms of his severance. The Company initially entered into a letter agreement with Mr. Batesole on February 17, 2021, which was previously amended on March 30, 2021 and May 20, 2021, respectively (as amended, the “Employment Agreement”).

The Third Amendment to the Employment Agreement added a clause under the section entitled “Severance” in the Employment Agreement that, in the event of a termination of Mr. Batesole’s employment by the Company without “Cause” or a resignation by Mr. Batesole for “Good Reason” (each as defined in the Employment Agreement), in addition to any unpaid amounts or reimbursement owed by the Company to Mr. Batesole through his date of termination, Mr. Batesole will be eligible to receive a pro rata portion of his Annual Bonus (as defined in the Employment Agreement) for the year in which he is terminated. The clause is added to align the Employment Agreement with those of the other executives and to treat similarly situated executives similarly.

The foregoing description of the Third Amendment to the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Third Amendment to the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Third Amendment to Letter Agreement between Mike Batesole and TPCO Holding Corp.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPCO HOLDING CORP.

	By:	/s/ Mike Batesole
Mike Batesole
Chief Financial Officer
Date: July 5, 2023